Exhibit 10.1

Hometown international, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered by the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with the offer and sale by Hometown International, Inc., a Nevada corporation (the “Company”), of shares of common stock, par value of $0.0001 per share, of the Company (the “Common Stock”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The undersigned understands that the Shares (as defined below) are being offered, sold, and issued in a transaction exempt from the registration requirements pursuant to Section 4(a)(2) under the Securities Act. For the avoidance of doubt, the Shares, the Warrants and the Warrant Shares (as defined in the Registration Rights Agreement by and between the Company and the Subscriber, in substantially the form attached hereto as Exhibit A (the “Registration Rights Agreement”)) are referred to herein as the "Securities".

1. SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 3 hereof, the Company desires to issue and sell, and the Subscriber hereby subscribes for and agrees to purchase, the number of shares of Common Stock (the "Shares") indicated on the signature page hereto on the terms and conditions described herein.

(b) Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares is One Dollar ($1.00) per Share (the “Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment of the applicable Purchase Price, payable in United States Dollars, by wire transfer, or check of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit B. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2. Acceptance and Closing Procedures

(a) Closing. The closing (the "Closing") of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Agreement, and upon satisfaction of the conditions set forth in Section 3 hereof.

The undersigned agrees that subject to the conditions set forth herein, the Company will accept subscriptions and payments therefor as they are received. The undersigned further understands that the Company will notify the undersigned as to whether its subscription has been accepted in whole or in part as reasonably promptly as possible. If the Company accepts all or a portion of the undersigned’s subscription, the undersigned agrees that this Agreement shall become effective with respect to the Company and the undersigned, and the Company will deliver to the undersigned an executed copy of this Agreement and deliver to the undersigned, or a custodian designated by the undersigned, as applicable, proof that the Shares have been issued in book entry form. The undersigned acknowledges that the Corporation may terminate this offering at any time.

(b) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (which the Company expressly reserves the right to do), this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall within five (5) business days return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

3. CLOSING CONDITIONS

(a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction, at or before the Closing, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Subscriber with prior written notice thereof:

(i) The representations and warranties of the Subscriber shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Subscriber at or prior to the Closing;

(ii) the Subscriber shall have delivered to the Company the Purchase Price for the Shares by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; and

(iii) the delivery by the Subscriber of the Registration Right Agreement.

(b)  The obligations of the Subscriber hereunder in connection with the Closing are subject to the satisfaction, at or before the Closing, of each of the following conditions; provided that these conditions are for the Subscriber's sole benefit and may be waived by the Subscriber at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) the Company shall have delivered to the undersigned, or a custodian designated by the undersigned, as applicable, proof that the Shares have been issued in book entry form;

(ii) The Company shall have delivered to the Subscriber a certificate, executed by the Secretary of the Company and dated as of the Closing, in a form reasonably acceptable to such Subscriber, as to (i) the resolutions as adopted by the Company’s board of directors in connection with the transactions contemplated herein and in the Transaction Documents and the Warrants, and (ii) the Articles of Incorporation and Bylaws of the Company, each as in effect at the Closing;

(iii) The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iv) the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the issuance and sale of the Securities;

(v) the Company shall have delivered to the Subscriber such other documents relating to the transactions contemplated by the Transaction Documents as the Subscriber or its counsel may reasonably request; and

(vi) the Subscriber shall have received a counterpart of the Registration Rights Agreement (together with this Agreement, the "Transaction Documents") that shall have been executed and delivered by a duly authorized officer of the Company.

4. THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Subscriber acknowledges its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder (“Regulation D”), if applicable. In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber attests that it does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the offering of the Securities is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities .

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed such documents and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment.

(e) The Subscriber will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws, except as provided in the Registration Rights Agreement. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Subscriber shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document or the Warrants, including, without limitation, this Section 4(e).

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with this offering, other than any representations of the Company contained herein, and in subscribing for the Securities, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THESE SECURITIES REPRESENTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(h) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the offering.

(i) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(j) The Subscriber is unaware of, is in no way relying on, and did not become aware of, the offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and is not subscribing for Securities and did not become aware of the offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(k) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(l) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(m)  The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(n) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the offering that are in any way inconsistent with the information contained herein.

(o) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(p) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Purchase Price tendered hereunder.

(q) The Subscriber is, and on each date on which the Subscriber continues to own the restricted Securities from the offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000, or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(r) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(s) The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings and “Forward Looking Statements” disclaimers contained therein. In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters, and understands the risks related to the Company.

5. The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company, except where the failure to do so would not result in a material adverse effect to the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under the Transaction Documents and the Warrants, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of each of the Transaction Documents and the Warrants, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under the Transaction Documents have been taken or will be taken prior to the Closing and no further filing, consent or authorization is required by the Company, its board of directors, or its shareholders. Each Transaction Document has been duly executed and delivered by the Company, and each Transaction Document is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement and the Warrants, when issued and delivered in accordance with the terms of this Agreement and the Warrants, will be duly and validly issued and will be fully paid and non-assessable.

(c)  Share Capital. The share capital of the Company, including the Securities, conforms in all material respects to each description thereof, if any, contained in the SEC Filings; and, to the extent such Securities are certificated, the certificates for the Securities are in due and proper form.

(d) Authorization; Enforcement. The execution, delivery and performance of each of the Transaction Documents and the Warrants, and the consummation of the transactions contemplated hereby and thereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any court, governmental agency or any regulatory commission, board, body, authority of self-regulatory agency or any other person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company or any of its subsidiaries is a party or by which it is bound or to which any assets of the Company or any of its subsidiaries are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company or any of its subsidiaries, or upon the Securities or any other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation (“Articles of Incorporation”) those certain bylaws (“Bylaws”) of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company or its subsidiaries.

(e) SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to the Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. As of their respective filing dates, the SEC Filings conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Filings, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscriber which is not included in the SEC Filings, including, without limitation, information referred to in Section 4(b) of this Agreement or in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2019; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the financial statements, which, in all such cases would not, individually and in the aggregate, have a material adverse effect.

(f)  No Material Adverse Change. Except as disclosed in the SEC Filings, subsequent to the respective dates as of which information is given in the SEC Filings, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and the subsidiaries taken as a whole, (iv) any change in the share capital, capital stock or outstanding indebtedness of the Company or any subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the share capital or capital stock of the Company or any subsidiary.

(g) No Litigation. Except as described in the SEC Filings, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any subsidiary, would not, individually or in the aggregate, have a material adverse effect;

(h) Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of the Articles of Incorporation or the Bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, except, in the case of clauses (ii), (iii) and (iv) above, for any such violation that would not have a material adverse effect.

(i) Governmental Authorization, etc. Each of the Company and the subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to have or have obtained such licenses, authorizations, consents or approvals or make such filings would not, individually or in the aggregate, have a material adverse effect; neither the Company nor any of the subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a material adverse effect;

(j) Tax Filings. All material tax returns required to be filed by the Company or any of the subsidiaries have been timely filed (within any applicable time limit extensions permitted by the relevant tax authority), and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(k) No Financial Advisor. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to any of the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Subscriber or any of its representatives or agents in connection with each of the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Subscriber’s purchase of the Securities. The Company further represents to the Subscriber that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

(l) No General Solicitation; No Placement Agent. Neither the Company, nor any of its subsidiaries or affiliates, nor, to the Company’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Neither the Company nor any of its subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(m) No Integrated Offering. None of the Company, its subsidiaries, any of their affiliates, and, to the Company’s knowledge, any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of any applicable shareholder approval provisions. None of the Company, its subsidiaries, their affiliates and, to the Company’s knowledge, any person acting on their behalf will take, directly or indirectly, any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(n) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, the Bylaws or the laws of the State of Nevada or any other applicable jurisdiction which is or could become applicable to the Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Subscriber’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(o)  Transfer Taxes. At Closing, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issue of the Securities hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(p) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Common Stock or (ii) sold, bid for, purchased, or paid any compensation for soliciting subscriptions of, the Securities.

(q) Disclosure. The Company confirms that neither it nor, to the Company’s knowledge, any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Subscriber will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscriber regarding the Company or any of its subsidiaries, their business and the transactions contemplated hereby furnished by the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No material event or circumstance has occurred or material information exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(r) Indemnification. The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, members, partners, agents, advisors, shareholders, and each other person, if any, who controls any of the foregoing from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect, any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith or any untrue statement of a material fact in the SEC Filings or any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company’s liability shall not exceed the Subscriber’s Purchase Price tendered hereunder.

(s) Capitalization and Additional Issuances. The authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Filings. Except as set forth in the SEC Filings and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the Securities or capital stock of the Company pursuant to the Articles of Incorporation, the Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(t) Private Placements. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby.

(u) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

6. COVENANTS

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Section 3 of this Agreement.

(b) Blue Sky. The Company, on or before the Closing, shall take such action as is necessary in order to obtain an exemption for or to qualify the Securities for subscription by the Subscriber at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, if any, and shall upon request provide evidence of any such action so taken to the Subscriber on or prior to the Closing. The Company shall make all filings and reports relating to the offer and issue of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing; provided, however, the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation or as a dealer in securities in any jurisdiction or to consent to general service of process in any jurisdiction.

(c) Reporting Status. From the date hereof until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Securities or are able to sell all the Securities under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner of sale restrictions and none of the Warrants is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, including any extension period under Rule 12b-25 of the Exchange Act, and the Company shall not terminate its status as an issuer required to file those reports it is currently required to file under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

(d) Use of Proceeds. The Company will use the proceeds from the issue of the Shares as set forth on Exhibit C attached hereto and made part hereof.

(e) Financial Information. The Company agrees to send the following to each Investor during the Reporting Period, unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system: (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports in Form 10-K and Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act and (ii) if requested, a report prepared by management of the Company detailing the activities of the Company for the immediately preceding month delivered no later than the tenth (10th) day of each month following such request.

(f) Listing. The Company shall discuss with the Subscriber at least on a quarterly basis and in advance of any consideration by the board of directors of the Company its current plans to list its equity securities for trading on a national securities exchange, including the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors).

(g) Shareholder Rights. The Company shall not take any action, other than ordinary course activity of the Company, including but not limited to, any change in management or board of directors of the Company, any change of the Company’s independent public accountant, the listing of equity securities of the Company for trading on a national securities exchange, the incurrence of any expenses above $50,000.00, or any other material action, without the prior express written consent of Maso Capital Partners Ltd. (“Maso Capital”); provided, however, that, the obligation to obtain Maso Capital's written consent with respect to incurrence of expenses above $50,000.00 shall terminate upon notice from Maso Capital to the Company.

(h) Conduct of Business. During the Reporting Period, the business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a material adverse effect.

(i) Corporate Existence. So long as any Subscriber beneficially owns any Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets where the surviving or successor entity in such transaction (if other than the Company) (i) assumes the Company’s obligations under the Warrants and the Registration Rights Agreement and (ii) is a publicly traded entity whose common equity is quoted on or listed for trading on a national securities exchange registered with the SEC under Section 6 of the Exchange Act.

(j) DTC. The Company shall (i) facilitate the eligibility and acceptance of certificates representing the Registrable Securities (not bearing any restrictive legend and in a form eligible for deposit with The Depository Trust Company (“DTC”)) for delivery of any sale of such Registrable Securities to be offered pursuant to a Registration Statement (each, as defined in the Registration Rights Agreement) through the facilities of DTC upon the effectiveness of such Registration Statement and (ii) make any necessary changes to the Warrants to facilitate DTC eligibility as reasonably acceptable to the Subscriber.

(k) Warrants. The Company has agreed to issue warrants to all of its shareholders of record as of April 15, 2020 (the “Record Date”). As soon as practicable after the Record Date, the Company will deliver, or cause to be delivered, to the Subscriber five (5) shares of each of Class A Warrants, Class B Warrants, Class C Warrants and Class D Warrants per each Share (collectively, the "Warrants"), that shall have been executed by a duly authorized officer of the Company.

(l) Registration of Securities. The Company will register the Securities pursuant to the terms and conditions of the Registration Rights Agreement.

7.  REGISTER; TRANSFER AGENT INSTRUCTIONS

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Common Stock or Warrants), a register for the Common Stock and Warrants in which the Company shall record the name and address of the person in whose name the Common Stock or Warrants have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such person. The Company shall keep the register open and available at all times during business hours for inspection of the Subscriber or its legal representatives.

(b) Transfer Agent Matters. The Company represents and warrants that no instruction, other than stop transfer instructions to give effect to Section 4(e) hereof, will be given by the Company to its transfer agent or any subsequent transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the other Transaction Documents and the Warrants. If the Subscriber effects a sale, assignment or transfer of the Securities in accordance with Section 4(e), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates, or credit shares or warrants to the applicable balance accounts at DTC, in such name and in such denominations as specified by the Subscriber to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Common Stock, Warrants or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or, to the extent available, pursuant to Rule 144, the transfer agent shall issue such Securities to the Subscriber, assignee or transferee, as the case may be, without any restrictive legend.

(c)  Breach. The Company acknowledges that a breach by it of its obligations under this Section 7 will cause irreparable harm to a Subscriber. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7, that the Subscriber shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

8. MISCELLANEOUS PROVISIONS

(a) All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Subscriber.

(h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state and/or federal courts located in New York, New York. The parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(i) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOMETOWN INTERNATIONAL, Inc.	Address for Notices:
25 E. Grant Street
Woodstown, NJ, 08098

By:
Name:
Title:

With a copy to (which shall not constitute notice):

The Crone Law Group, P.C.
500 Fifth Avenue, Suite 938
New York, NY 10110
Attn: Mark Crone

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR SUBSCRIBER FOLLOWS]

[Subscriber SIGNATURE PAGE TO HOMETOWN INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the __________ day of _______________, 2020.

Name of Subscriber:

Signature of Authorized Signatory of Subscriber: __________________________________

Name of Authorized Signatory:

Email Address of Authorized Signatory: __________________________________________

Facsimile Number of Authorized Signatory: _______________________________________

Address for Notice to Subscriber: ___________________________________

Address for Delivery of Securities to Subscriber (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Purchase Price: $_______________

Amount of Shares: _______________

EIN Number, if applicable, will be provided under separate cover: ________________________

[SIGNATURE PAGES CONTINUE]

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Shares, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Shares.

☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares, your:

Investment Objectives:  ☐ Aggressive Growth ☐ Speculation

Risk Tolerance:                ☐ Low Risk         ☐ Moderate Risk       ☐ High Risk

Are you associated with a FINRA Member Firm?  ☐ Yes  ☐ No

Your initials (subscriber and co-subscriber, if applicable) are required for each item below:

____   ____  I/We understand that this investment is not guaranteed.

____   ____  I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____   ____  I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

Name of Subscriber [please print]

Signature of Subscriber (Entities please provide signature of Subscriber’s duly authorized signatory.)

Name of Co-Subscriber [please print]

Signature of Co-Subscriber

Name of Signatory (Entities only)

Title of Signatory (Entities only)

Exhibit A

Registration Rights Agreement

Exhibit B

Wire Instructions

Wells Fargo Bank, NA

North Carolina

ABA # 121000248

FAO: Hometown International, Inc.

Account # 9157697609

For International Wire Transfers use:

SWIFT code is: WFBIUS6S

Exhibit C

Use of Proceeds